SSGA Active Trust

(the “Trust”)

Supplement dated April 28, 2017 to the Prospectuses

dated October 31, 2016, as supplemented

Effective May 1, 2017 (the “Effective Date”), State Street Global Markets, LLC, the distributor of shares of each series of the Trust, will be renamed State Street Global Advisors Funds Distributors, LLC.

Accordingly, as of the Effective Date, all references in the Prospectuses to State Street Global Markets, LLC are hereby deleted and replaced with State Street Global Advisors Funds Distributors, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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